EXECUTION VERSION

Exhibit 10-a
FIRST AMENDMENT TO THE
RECEIVABLES PURCHASE AGREEMENT

This FIRST AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 14, 2012, is entered into by and among the following parties:

(i)	ARVINMERITOR RECEIVABLES CORPORATION, a Delaware corporation, as Seller;

(ii)	MERITOR, INC., an Indiana corporation, as Servicer;

(iii)	PNC BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser, as an LC Participant, as a Purchaser Agent, as LC Bank and as Administrator; and

(iv)	MARKET STREET FUNDING LLC, as a Conduit Purchaser.
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.
BACKGROUND
A.    The parties hereto have entered into a Receivables Purchase Agreement, dated as of June 18, 2012 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”) and desire to amend the Receivables Purchase Agreement as set forth herein.
B.    Meritor Heavy Vehicle Braking Systems (U.S.A.), LLC and Meritor Heavy Vehicle Systems, LLC (together, the “Originators”), the Seller, as buyer, and the Servicer have entered into a Fourth Amended and Restated Purchase and Sale Agreement, dated as of June 18, 2012 (as amended, supplemented or otherwise modified from time to time, the “Purchase and Sale Agreement”).
C.     Concurrently herewith, the Seller, the Servicer and the Originators are entering into a letter agreement (the “PSA Letter Agreement”) whereby the Originators request to sell, and the Seller agrees to purchase, Navistar Receivables (as defined below) from time to time on and after the date hereof pursuant to the Purchase and Sale Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as follows:

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(a)    The following defined terms and the definitions thereof are deleted from Exhibit I to the Receivables Purchase Agreement in their entirety:
(i)    “Existing Navistar Receivable”; and
(ii)    “Other Navistar Collections”
(b)    The definition of “Concentration Percentage” set forth in Exhibit I to the Receivables Purchase Agreement is replaced in its entirety with the following:
“Concentration Percentage” means (a) except as provided in clause (b) below, (i) for any Group A Obligor, 15.00%, (ii) for any Group B Obligor, 12.50%, (iii) for any Group C Obligor, 7.50% and (iv) for any Group D Obligor, 5.00% and (b) for each of the Obligors listed in the chart below (each, a “Special Obligor”), the percentage specified in the chart below for such Special Obligor (the applicable “Special Concentration Limit”); provided, however, that the Administrator (with the prior written consent of each Purchaser Agent) may (to the extent the Rating Agency Condition has been satisfied with respect thereto if required by the securitization program of any Conduit Purchaser) approve higher “Concentration Percentages” for selected Obligors; provided, further, that the Administrator may, upon not less than five (5) Business Days’ notice to Seller, cancel or reduce the Special Concentration Limit with respect to any or all Special Obligors, in which case the Concentration Percentage for such Special Obligor(s) shall be determined pursuant to clause (a) above. In the event that any other Obligor is or becomes an Affiliate of a Special Obligor, the Special Concentration Limit shall apply to both such Obligor and such Special Obligor and shall be calculated as if such Obligor and such Special Obligor were a single Obligor.

Special Obligor	Special Concentration Limit
Oshkosh Corporation	20.00%
Daimler Trucks North America LLC	20.00%
Navistar Companies (collectively)	15.00%

(c)    The definition of “Eligible Receivable” set forth in Exhibit I to the Receivables Purchase Agreement is amended as follows:
(i)    clause (p) thereof is replaced in its entirety with the following:
(p) [Reserved].
(ii)    inserting the following paragraph at the end thereof:
In addition to the foregoing, the Seller (or the Servicer on its behalf) may, at any time after December 14, 2012, notify the Administrator in writing (with a copy to each Purchaser Agent) that the Navistar Receivables shall no longer constitute

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Eligible Receivables; provided that any such notice shall apply to all (rather than any portion) of the Navistar Receivables. From and after the date such notice is delivered to the Administrator, no Navistar Receivable shall constitute an Eligible Receivable, and the Navistar Receivables shall be excluded from the calculations of (x) “Concentration Reserve,” “Concentration Reserve Percentage,” “Days’ Sales Outstanding,” “Default Ratio,” “Delinquency Ratio,” “Dilution Horizon Ratio,” “Dilution Ratio,” “Dilution Reserve,” “Dilution Reserve Percentage,” “Excess Concentration,” “Loss Horizon Ratio,” “Loss Reserve,” “Loss Reserve Percentage,” “Minimum Dilution Reserve,” “Minimum Dilution Reserve Percentage,” “Total Reserves,” “Weighted Average Credit Term Factor” and “Weighted Average Credit Terms,” and (y) any components of the calculations and terms described in clause (x), in each case, for all purposes of this Agreement and the other Transaction Documents. After the delivery of such a notice to the Administrator, no Navistar Receivable may become an Eligible Receivable or be included in any of the foregoing calculations without the Administrator’s and each Purchaser Agent’s prior written consent (which consents may be granted or withheld in their sole discretion).
(d)    The definition of “Excluded Receivable” set forth in Exhibit I to the Receivables Purchase Agreement is replaced in its entirety with the following:
“Excluded Receivable” means any Receivable (as defined without giving effect to the proviso in the definition thereof regarding Excluded Receivables) that (i) is owed to an Originator by an Affiliate of the Originator, (ii) arises from the sale to an Obligor of steel inventory acquired by an Originator solely for the purpose of reselling the steel or other raw materials inventory to such Obligor to be used by such Obligor to manufacture goods for the Originator, (iii) arises from the sale of goods or the provision of services by an Originator to an Excluded Obligor in respect of which an invoice was or is issued for the first time after the later of October 28, 2010, or the effective date of such Person's designation as an Excluded Obligor in accordance with the terms hereof or (iv) arises from the sale of goods or the provision of services by an Originator to Sistemas Automotrices de Mexico S.A. de C.V. in respect of which an invoice is issued for the first time on or after the Closing Date.
(e)    The following defined term “Navistar Companies” and definition thereof are added to Exhibit I to the Receivables Purchase Agreement in appropriate alphabetical order:
“Navistar Companies” means each of Navistar, Inc., IC Bus, LLC, SST Truck Company, LLC, and Navistar Diesel of Alabama, LLC.
(f)    The following defined term “Navistar Receivables” and definition thereof are added to Exhibit I to the Receivables Purchase Agreement in appropriate alphabetical order:
“Navistar Receivables” means any Receivable for which the Obligor is any of the Navistar Companies.

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(g)    The definition of “Obligor Percentage” set forth in Exhibit I to the Receivables Purchase Agreement is amended by deleting the words “pursuant to clause (i)” where they appear therein and substituting the words “pursuant to clause (a)” therefor.
(h)    Clause (f) of Section 1 of Exhibit IV of the Receivables Purchase Agreement is restated as follows:
(f) Payments on Receivables, Lock-Box Accounts. The Seller (or the Servicer on its behalf) will, and will cause each Originator to, at all times, instruct all Obligors to deliver payments on the Pool Receivables to a Lock-Box Account or a Lock-Box. The Seller (or the Servicer on its behalf) will, and will cause each Originator to, at all times, maintain such books and records necessary to identify Collections received from time to time on Receivables and to segregate such Collections from other property of the Servicer and the Originators. If any payments on the Pool Receivables or other Collections are received by the Seller, the Servicer or an Originator, it shall hold such payments in trust for the benefit of the Administrator, the Purchaser Agents and the Purchasers and promptly (but in any event within one Business Day after receipt) remit such funds into a Lock-Box Account. The Seller (or the Servicer on its behalf) will cause each Lock-Box Bank to comply with the terms of each applicable Lock-Box Agreement. The Seller shall not permit funds other than Collections on Pool Receivables and other Pool Assets to be deposited into any Lock-Box Account. If such funds are nevertheless deposited into any Lock-Box Account, the Seller (or the Servicer on its behalf) will within two Business Days identify and transfer such funds to the appropriate Person entitled to such funds. The Seller will not, and will not permit the Servicer, any Originator or other Person to commingle Collections or other funds to which the Administrator, any Purchaser Agent or any Purchaser is entitled with any other funds, except cash concentration accounts maintained by Meritor, prior to segregation pursuant to Section 1.4 of the Agreement. The Seller shall only add a Lock-Box Account (or the related Lock-Box), or a Lock-Box Bank to those listed on Schedule II to this Agreement, if the Administrator has received notice of such addition and an executed and acknowledged copy of a Lock-Box Agreement in form and substance acceptable to the Administrator from any such new Lock-Box Bank. The Seller shall only terminate a Lock-Box Bank or close a Lock-Box Account (or the related Lock-Box) with the prior written consent of the Administrator.
(i)    Clause (f) of Section 2 of Exhibit IV of the Receivables Purchase Agreement is restated as follows:
(f) Payments on Receivables, Lock-Box Accounts. The Servicer will at all times, instruct all Obligors to deliver payments on the Pool Receivables to a Lock-Box Account or a Lock-Box. The Servicer will, at all times, maintain such books and records necessary to identify Collections received from time to time on Receivables and to segregate such Collections from other property of the Servicer and the Originators. If any payments on the Pool Receivables or other Collections

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are received by the Seller, the Servicer or an Originator, it shall hold such payments in trust for the benefit of the Administrator, the Purchaser Agents and the Purchasers and promptly (but in any event within one Business Day after receipt) remit such funds into a Lock-Box Account. The Servicer will cause each Lock-Box Bank to comply with the terms of each applicable Lock-Box Agreement. The Servicer shall not permit funds other than Collections on Pool Receivables and other Pool Assets to be deposited into any Lock-Box Account. If such funds are nevertheless deposited into any Lock-Box Account, the Servicer will within two Business Days identify and transfer such funds to the appropriate Person entitled to such funds. The Servicer will not, and will not permit any other Person to commingle Collections or other funds to which the Administrator, any Purchaser Agent or any Purchaser is entitled with any other funds, except cash concentration accounts maintained by Meritor, prior to segregation pursuant to Section 1.4 of the Agreement. The Servicer shall only add, a Lock-Box Account (or the related Lock-Box), or a Lock-Box Bank to those listed on Schedule II to this Agreement, if the Administrator has received notice of such addition and an executed and acknowledged copy of a Lock-Box Agreement in form and substance acceptable to the Administrator from any such new Lock-Box Bank. The Servicer shall only terminate a Lock-Box Bank or close a Lock-Box Account (or the related Lock-Box) with the prior written consent of the Administrator.
(j)    Clause (f) of Exhibit V of the Receivables Purchase Agreement is amended by deleting the percentage “8.50%” where it appears therein and substituting the percentage “9.50%” therefor.
SECTION 2.    Consent to Financing Statement Amendment; Agreement Regarding the November 2012 Monthly Information Package. Each of the parties hereto hereby consents to the Administrator filing UCC-3 financing statement amendments substantially in the form attached as Exhibit A hereto. The parties hereto acknowledge and agree that the Administrator’s filing of such UCC-3 amendments shall not be construed to limit or waive any obligations of the Seller, the Servicer or the Originators under the Transaction Documents.
The parties hereto acknowledge and agree that the Information Packages described in Section 5(c) below shall constitute the Monthly Information Package for the November 2012 Fiscal Month and the Weekly Information Package for the week ended as of the close of business on December 12, 2012, respectively, for all purposes of the Receivables Purchase Agreement and the other Transaction Documents notwithstanding their inclusion of the Navistar Receivables in the Receivables Pool for such Fiscal Month and such week.
SECTION 3.     Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to the Administrator, each Purchaser and each Purchaser Agent, as follows:
(a)    Representations and Warranties. Immediately after giving effect to this Amendment and the PSA Letter Agreement, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated

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to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.
(c)    No Termination Event. No event has occurred and is continuing, or would result from the transactions contemplated hereby or by the PSA Letter Agreement, that constitutes a Purchase and Sale Termination Event, an Unmatured Purchase and Sale Termination Event, a Termination Event or an Unmatured Termination Event.
SECTION 4.    Effect of Amendment. All provisions of the Receivables Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.
SECTION 5.    Effectiveness. This Amendment shall become effective as of the date hereof upon the Administrator’s receipt of each of the following, each in form and substance satisfactory to the Administrator:
(a)    counterparts hereto duly executed by each of the parties hereto;
(b)    counterparts of the PSA Letter Agreement duly executed by each of the parties thereto; and
(c)    the Monthly Information Package for the November 2012 Fiscal Month and the Weekly Information Package for the week ended as of the close of business on December 12, 2012, in each case, reporting the status and performance of the Receivables Pool in accordance with the terms of the Receivables Purchase Agreement; provided, however, that such Information Packages shall be prepared as if the Navistar Receivables existing during such Fiscal Month and such week were included in the Receivables Pool and were owned by the Seller during such Fiscal Month and such week.
SECTION 6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by

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facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 7.    GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
SECTION 8.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.
ARVINMERITOR RECEIVABLES CORPORATION,
as Seller

By: /s/ Carl D. Anderson II
Name:     Carl D. Anderson II
Title:     President and Treasurer

MERITOR, INC.,
as Initial Servicer

By: /s/ Carl D. Anderson II
Name:     Carl D. Anderson II
Title:     Treasurer

704052263 12403015    S-1    First Amendment to the
Receivables Purchase Agreement
(ArvinMeritor Receivables Corporation)

PNC BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser, as an LC Participant, as a Purchaser Agent, as LC Bank and as Administrator

By: /s/ Mark Falcione_______________________
Name: Mark Falcione
Title: Senior Vice President

704052263 12403015    S-2    First Amendment to the
Receivables Purchase Agreement
(ArvinMeritor Receivables Corporation)

MARKET STREET FUNDING LLC,
as a Conduit Purchaser

By: /s/ Doris J. Hearn______________________
Name: Doris J. Hearn
Title: Vice President

704052263 12403015    S-3    First Amendment to the
Receivables Purchase Agreement
(ArvinMeritor Receivables Corporation)

EXHIBIT A
(Attached)

704052263 12403015    A-1    First Amendment to the
Receivables Purchase Agreement
(ArvinMeritor Receivables Corporation)